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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                               November 15, 2000
                ------------------------------------------------
                Date of Report (date of earliest event reported)


                             AMERICAN WAGERING, INC.
              ----------------------------------------------------
              Exact name of Registrant as Specified in its Charter


         Nevada                         000-20685              88-0344658
---------------------------          ---------------      ---------------------
State or Other Jurisdiction          Commission File          IRS Employer
    of Incorporation                     Number           Identification Number


                      675 Grier Drive, Las Vegas, NV 89119
           ----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code


                                 (702) 735-5529
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     (a) On November 15, 2000, American Wagering, Inc. (the "Registrant"), engaged Piercy, Bowler, Taylor & Kern as its independent accountants for the fiscal year ended January 31, 2001. Also on November 15, 2000, Arthur Andersen LLP was dismissed as the Registrant's independent accountants.

     (b) Arthur Andersen LLP's reports on the Registrant's financial statements for the fiscal years ended January 31, 1999 and January 31, 2000 contained no adverse opinion or disclaimer of opinion nor were they qualfied as to audit scope or accounting principles.

     (c) The Registrant's Board of Directors made the decision to engage Piercy, Bowler, Taylor & Kern. The Registrant has an audit committee, which also approved the decision to change auditors.

     (d) In connection with the prior audits for the fiscal years ended January 31, 1999 and January 31, 2000, and from January 31, 2000 to November 15, 2000 there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     (e) The Registrant did not consult with Piercy, Bowler, Taylor & Kern with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Registrant's financial statements.

     (f) The Registrant has requested that Arthur Andersen LLP review the disclosures contained herein and that firm has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of its view, or the respect in which it does not agree with the statements made by the Registrant herein. Such letter is filed as an exhibit to this Report.

Item 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATON AND EXHIBITS.

     (a) EXHIBITS

         Exhibit 16. Letter from Arthur Andersen LLP

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           American Wagering, Inc.


Dated: November 15, 2000              By:  /s/ Robert D. Ciunci
                                           -------------------------------
                                           Robert D. Ciunci
                                           Chief Financial Officer


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                              ARTHUR ANDERSEN LLP
                                Suite 500 South
                           3773 Howard Hughes Parkway
                          Las Vegas, Nevada 89109-0949


November 15, 2000


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated November 15, 2000, of American Wagering, Inc. filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.


Very truly yours,


/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP